UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  December 4, 2009

WASTE CONNECTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31507	94-3283464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Iron Point Circle, Suite 200 Folsom, CA 95630 (Address of Principal Executive Offices) (Zip Code)

(916) 608-8200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Executives of Waste Connections, Inc. currently plan on attending and presenting at the following investor conference:

December 9th	Bank of America Merrill Lynch Global Industries Conference (New York City)

Although this presentation is not expected to include any material non-public information, the Company will post the presentation slides on its web site at www.wasteconnections.com under the tabs titled Investor Presentations and Investor Relations.  The slides will be posted some time during the 24-hour period prior to the scheduled presentation time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:           December 4, 2009

WASTE CONNECTIONS, INC.

By:	/s/ Worthing F. Jackman
Name:	Worthing F. Jackman
Title:	Executive Vice President and Chief
Financial Officer